Exhibit 99.1

Trump Media & Technology Group Reports Third Quarter 2026 Results

~ Total Assets of $2.5 Billion and Over $2.3 Billion in Financial Assets* ~

~ Form S-4 Registration Statement for Proposed Merger with TAE Technologies Declared Effective by SEC ~

~ Third Quarter Revenue of $3.0 Million, Up 205%Year-Over-Year ~

~ Company to Host Conference Call Today at 5:00 pm E.T. ~

SARASOTA, Fla., Nov. 9, 2026 (GLOBE NEWSWIRE) -- Trump Media & Technology Group Corp. (Nasdaq, NYSE Texas: DJT) ("TMTG" or the "Company"), operator of the social media platform Truth Social, the video streaming service Truth+, and the financial services and FinTech brand Truth.Fi, is announcing its financial results for the fiscal quarter ended on September 30, 2026.

TMTG closed the third quarter of 2026 with total assets of $2.5 billion and financial assets* of approximately $2.3 billion comprising cash, restricted cash, short-term investments, equity securities, note receivable and accrued interest, digital assets, and digital assets pledged.

Bolstered by its strong balance sheet, the Company believes it is well positioned to achieve its key strategic priorities, including:

●	Completing its proposed merger with TAE Technologies, Inc. (“TAE”) in the fourth quarter of 2026, subject to customary regulatory and closing conditions, including approval by TMTG shareholders;

●

Implementing a more disciplined institutional management approach to the digital asset component of the Company’s treasury framework to preserve long-term strategic exposure while managing volatility and improving the productivity of its balance sheet;

●	Continuing to enhance the Truth Social and Truth+ platforms;

●	Scaling its marketing strategy to leverage the total addressable market for Truth Social and Truth+; and

●	Monetizing its proprietary assets via long-term data licensing product offerings.

TMTG filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) on September 30, 2026, in connection with the proposed merger with TAE, with amendments filed October 28 and November 3, 2026. The SEC declared the registration statement effective on November 5, 2026, a key milestone toward completion of the merger. TMTG has filed a definitive proxy statement/prospectus and will hold a special meeting on December 14, 2026 (as may be postponed or adjourned from time to time) for shareholders of record as of November 2, 2026 to vote on merger-related matters. Completion of the merger remains subject to required shareholder, stockholder, and regulatory approvals and other closing conditions. In October 2026, TAE drew the remaining $100.0 million available under its amended and restated convertible promissory note with TMTG.

The Company posted $3.0 million in revenue in the third quarter of 2026, up 205% from $1.0 million in the third quarter of 2025. Revenue growth was primarily driven by $1.8 million of subscription growth in the Media segment from Truth API, TMTG's first data licensing product, which launched on August 1, 2026, and Truth+, along with $0.2 million in management fees from Truth.Fi ETF offerings.

With legacy legal matters now resolved, legal fees declined to $2.4 million in the third quarter of 2026 from $20.3 million in the third quarter of 2025.

"We’ve remained committed to capitalizing on our business fundamentals, and that focus is paying off,” said Kevin McGurn, Interim CEO of TMTG. “Revenue grew 205% year-over-year on recurring subscription revenue, our cost structure is inherently leaner, and our balance sheet gives us real flexibility. With our S-4 effective and our special meeting set for December 14th, we are advancing an exciting new chapter for our shareholders. Our commitment to building independent, uncancellable media technology remains unwavering, while TAE’s groundbreaking innovations represent an extraordinary opportunity to advance American energy independence. Both reflect the power of American innovation and our commitment to creating long-term shareholder value."

The Company reported $409.7 million of net income for the third quarter of 2026. The bulk of net income reflected non-cash items, including net realized and unrealized gains on digital assets, digital assets pledged, and equity securities ($496.1 million), partially offset by realized and unrealized loss on derivatives ($54.0 million), accreted interest expense ($11.9 million), stock-based compensation ($9.4 million) and investment expenses ($4.0 million), resulting in $12.3 million of Adjusted EBITDA* loss. For the nine months ended September 30, 2026, the Company used $28.4 million of cash in operating activities, primarily driven by legal expenses tied to the recently concluded legacy legal matters.

*Financial Assets and Adjusted EBITDA are Non-GAAP Financial Measures, the definitions of which can be found in the Use of Non-GAAP Financial Measures section at the end of this release. A reconciliation of Adjusted EBITDA to the most comparable GAAP measure can also be found in the Use of Non-GAAP Financial Measures section at the end of this release.

Earnings Conference Call

TMTG will host an earnings call, today at 5:00 pm E.T. Interim Chief Executive Officer Kevin McGurn and Chief Financial Officer Phillip Juhan will answer previously submitted questions. Access to the live webcast and replay of the conference call will be available here and on the TMTG IR website at https://ir.tmtgcorp.com/. Additionally, you may listen to the live webcast via Truth+ at https://truthplus.tv/ or on your preferred device via the Truth+ app. The dial-in number for the conference call is 877-524-8416 (toll-free) or +1 412-902-1028 (international).

Attendees are encouraged to dial in 15 minutes prior to the start of the call. An audio replay of the webcast will be available until Wednesday, December 9, 2026. Dial 877-660-6853 (toll-free) or 201-612-7415 (international) to listen.

About TMTG

The mission of Trump Media is to end Big Tech’s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations; Truth+, a TV streaming platform focusing on family friendly live TV channels and on-demand content; and Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America) Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com

Important Information About the Proposed Transaction and Where to Find It

In connection with TMTG’s merger with TAE (the “Proposed Transaction”), TMTG has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as amended, the “Registration Statement”) to register the common stock of TMTG (“TMTG Shares”) to be issued in connection with the Proposed Transaction. The Registration Statement was declared effective by the SEC on November 5, 2026. The Registration Statement includes a document that serves as a proxy statement and prospectus of TMTG and consent solicitation statement of TAE (the “proxy statement/prospectus and consent solicitation statement”), and TMTG has filed and may file other documents regarding the Proposed Transaction with the SEC. This document is not a substitute for the Registration Statement, the proxy statement/prospectus and consent solicitation statement, or any other document that TMTG may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND CONSENT SOLICITATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TMTG AND TAE, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.

A definitive proxy statement has been mailed to the shareholders of TMTG (the “TMTG Shareholders”) and a prospectus and consent solicitation statement will be sent to the stockholders of TAE. Investors and security holders may obtain free copies of the Registration Statement and the proxy statement/prospectus and consent solicitation statement, as each may be amended or supplemented from time to time, and other relevant documents filed by TMTG with the SEC through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by TMTG, including the proxy statement/prospectus and consent solicitation statement, are available free of charge from TMTG’s website at tmtgcorp.com under the “Investors” tab.

Participants in the Solicitation

TMTG and certain of its directors and executive officers and TAE and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the TMTG Shareholders with respect to the Proposed Transaction under the rules of the SEC. Information regarding the names, affiliations and interests of certain of TMTG’s directors and executive officers in the solicitation can be found by reading TMTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 27, 2026 (as amended on April 30, 2026), TMTG’s subsequent Quarterly Reports on Form 10-Q filed with the SEC, TMTG’s definitive proxy statement for the 2025 annual meeting of shareholders filed with the SEC on March 18, 2025 and the proxy statement/prospectus and consent solicitation statement and other relevant materials filed with the SEC in connection with the Proposed Transaction. Free copies of these documents may be obtained as described in the paragraphs above. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the TMTG Shareholders in connection with the Proposed Transaction, including a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus and consent solicitation statement and other relevant materials filed with the SEC.

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the U.S. federal securities laws, including regarding, among other things, the plans, strategies, and prospects, both business and financial, of TMTG, including its statements regarding recurring revenue from TRUTH API, its plans regarding the business of TRUTH API, and its current expectations and projections about future events such as TMTG’s Proposed Transaction with TAE. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause future results, performance or achievements expressed or implied by the forward-looking statements to differ materially from the forward-looking statements in this communication, including, but not limited to, risks related to TMTG’s or TAE’s ability to demonstrate and execute on commercial viability of its technology; legal proceedings; ability to obtain financing on acceptable terms or at all; changes in digital asset valuations; disruption to TMTG’s operations; TMTG’s ability to develop and maintain key strategic relationships; competition in TMTG’s industry; ability to access required materials at acceptable costs; delays in the development and manufacturing of fusion power plants and related technology; ability to manage growth effectively; possibility of incurring losses in the future and not being able to achieve or maintain profitability; potential generation capacities of specific reactor designs; regulatory outlook; future market conditions; success of strategic partnerships; developments in the capital and credit markets; future financial, operational and cost performance; revenue generation; demand for nuclear energy; economic outlook and public perception of the nuclear energy industry; changes in laws or regulations; ability to obtain required regulatory approvals on a timely basis or at all; ability to protect intellectual property; adverse economic or competitive conditions; and other risks and uncertainties. In addition, TMTG cautions you that the forward-looking statements contained in this communication are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay site selection or the Proposed Transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TMTG or TAE with respect to site selection or the Proposed Transaction; (iii) the inability to complete the Proposed Transaction due to the failure to obtain approval of the shareholders of TMTG or TAE, or other conditions to closing in the merger agreement; (iv) the risk that the Proposed Transaction disrupts TMTG’s current plans and operations as a result of the announcement of the Proposed Transaction; (v) TMTG’s ability to realize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition and the ability of TMTG to grow and manage growth profitably following the Proposed Transaction; and (vi) costs related to the Proposed Transaction, site selection or construction. The forward-looking statements in this press release are based upon information available to TMTG as of the date of this press release and, while TMTG believes such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, TMTG does not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TMTG’s periodic filings with the SEC, including TMTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended on April 30, 2026), TMTG’s Quarterly Reports on Form 10-Q, the Registration Statement and the proxy statement/prospectus and consent solicitation statement, and in other documents filed by TMTG from time to time with the SEC. TMTG’s SEC filings are available publicly on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that TMTG presently knows or that TMTG currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TMTG assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. TMTG does not give any assurance that TMTG will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by TMTG or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Use of Non-GAAP Financial Measures

The Company uses certain Non-GAAP financial measures, including Financial Assets and Adjusted EBITDA, as we believe these measures can provide meaningful information regarding our operating performance. These Non-GAAP measures should be evaluated in addition to and not as a substitute for our financial results presented in accordance with U.S. GAAP.

Financial Assets is a non-GAAP financial measure that is our Total Assets comprised solely of cash, restricted cash, short-term investments, equity securities, note receivable and accrued interest, digital assets, and digital assets pledged. Adjusted EBITDA is a non-GAAP financial measure defined as net income plus realized and unrealized gain/loss on digital assets and digital assets pledged, investment income/loss, interest expense, interest income, provision for income taxes, depreciation and amortization, and stock-based compensation. The Company presents Financial Assets because management believes that it can be a useful metric in understanding the Company’s [financial position] in conjunction with GAAP metrics. The Company presents Adjusted EBITDA because management believes that it can be a useful financial metric in understanding the Company’s earnings from operations. Financial Assets and Adjusted EBITDA are not measures of the Company’s financial performance under GAAP and should not be considered as an alternative to total assets or net income or any other performance measure derived in accordance with GAAP, nor should they be considered measures of liquidity.

A reconciliation of Adjusted EBITDA to our most directly comparable GAAP financial measures appears below.

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2026	2025	2026	2025
Net income/(loss)	$409,749.6	$(54,848.5)	$(234,245.6)	$(106,577.0)
Realized and unrealized (gain)/loss on digital assets and digital assets pledged	(378,134.3)	16,204.6	(17,489.2)	16,204.6
Investment (income)/loss	(60,009.7)	(984.5)	119,958.3	(12,069.5)
Interest (income)/expense, net	4,699.4	(1,910.0)	13,500.9	(22,449.8)
Depreciation & amortization	1,854.4	1,904.1	5,589.9	5,516.8
Stock-based compensation	9,422.9	10,490.2	29,334.6	46,086.5
Income taxes	73.8	84.6	271.5	394.9
Adjusted EBITDA	$(12,343.9)	$(29,059.5)	$(83,079.6)	$(72,893.5)